UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2020

THERAPEUTIC SOLUTONS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54554	45-1226465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

701 Wild Rose Lane
Elk City, Idaho 85325
(Address of Principal Executive Offices and Zip Code)

(760) 295-7208
(Issuer's telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 17, 2020, Therapeutic Solutions International, Inc. Board of Directors has made a decision to move our corporate headquarters to Elk City, Idaho 83525. In conjunction with this real property purchase in closing escrow, which has been slowed due to COVID-19, the Company will immediately move its corporate headquarters to the Elk City property on or before Dec 31, 2020. The Company will continue to maintain a satellite office at the current address of 4093 Oceanside Blvd., Suite B, Oceanside CA, 92056.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2020

THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.

By: /s/ Timothy Dixon

Timothy Dixon

Chief Executive Officer